SCUDDER
                                                                     INVESTMENTS

Small/Aggressive Funds I

Scudder Development Fund

Class AARP and Class S Shares

Supplement to Prospectus Dated December 1, 2002

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The following information replaces "The Fund's Performance History" section of the fund's prospectus.

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class S shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with two broad-based market indices (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the indices varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and may vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Effective June 30, 1999, the fund adopted its current objective to seek long-term capital appreciation by investing primarily in US companies with the potential for above-average growth. Previously, the fund's investment objective was to seek long-term growth of capital by investing primarily in medium-size companies with the potential for sustainable above-average earnings growth. Consequently, the fund's performance prior to that date may have been different if the current investment strategy had been in place.


July 7, 2003

Scudder Development Fund

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Annual Total Returns (%) as of 12/31 each year                       Class S
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THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

          1992       -1.82
          1993        8.84
          1994       -5.34
          1995       50.67
          1996       10.04
          1997        6.93
          1998        8.01
          1999       35.01
          2000      -15.93
          2001      -28.70


2002 Total Return as of September 30: -40.51%
For the periods included in the bar chart:
Best Quarter: 31.00%, Q4 2001             Worst Quarter: -33.33%, Q3 2001


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Average Annual Total Returns (%) as of 12/31/2001
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                                      1 Year         5 Years        10 Years
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Class S
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  Return before Taxes                 -28.70          -1.34            4.60
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  Return after Taxes on               -29.54          -3.84            2.07
  Distributions
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  Return after Taxes on               -16.64          -0.71            3.55
  Distributions and Sale of
  Fund Shares
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Index 1 (reflects no deductions       -19.63           7.72           10.41
for fees, expenses or taxes)**
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Index 2 (reflects no deductions       -11.87          10.70           12.94
for fees, expenses or taxes)**
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                                      1 Year            Since Inception*
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Class AARP (Return before Taxes)      -28.70                 -37.29
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Index 1 (reflects no deductions       -19.63                 -30.66
for fees, expenses or taxes)**
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Index 2 (reflects no deductions       -11.87                 -15.32
for fees, expenses or taxes)**
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Index 1: Russell 3000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

Index 2: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap US stocks.


* Since October 2, 2000 (commencement of sales of Class AARP shares). Index comparisons begin 9/30/2000.

** Effective June 2003, the Russell 3000 Growth Index replaced the Standard & Poor's 500 Composite Stock Price Index as the fund's benchmark index because the advisor believes that the Russell 3000 Growth Index more accurately reflects the fund's multi-cap growth investment philosophy and strategy.



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